UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period:	September 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGBZX

Putnam Global Telecommunications Fund

Semiannual report
2|29|16

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

Putnam Global
Telecommunications
Fund

Semiannual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The telecommunications industry may be affected by government regulation, intense competition, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

About the fund

Pursuing growth opportunities in telecommunications companies worldwide

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations. Today — over 35 years later — billions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones.

Telecommunications — defined as the transmission of information, such as words, sounds, or images, usually over great distances — has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. Under normal circumstances, the fund invests at least 80% of its net assets in stocks of companies engaged in telecommunications industries.

The fund's portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund's manager, Vivek Gandhi, focuses primarily on large and midsize companies, and has the flexibility to invest in the United States and in international markets. The telecommunications sector includes telephone and wireless companies, providers of mobile devices and services such as text messaging and mobile Internet connectivity, and cable companies offering high-speed Internet access and video programming.

Vivek conducts intensive research with support from analysts in Putnam's Global Equity Research group. Their disciplined process includes analyzing each company's valuation, financial strength, competitive positioning, earnings, and cash flow.

Developments and events that have affected the telecommunications sector

1983

Motorola introduces the first handheld mobile phone in the U.S. market

1984

The Bell System ends when the AT&T divestiture creates seven Regional Bell Operating Companies

1996

The first major overhaul of telecommunications law in over 60 years, the Telecommunications Act aims to create full competition in all markets

2001

Use of high-speed broadband, introduced several years earlier, begins growing faster than Internet dial-up services

2004

Mass-market VoIP services, which deliver voice communication via the Internet, are introduced

2014

Mobile application usage grows 76% over prior year

The fund's 2008 inception post-dates many of these developments.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

2 Global Telecommunications Fund

Global Telecommunications Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Telecommunications Fund

Interview with your fund’s portfolio manager

The global telecommunications sector basically moved sideways during the six-month reporting period ended February 29, 2016, continuing a recent trend of anemic growth. What factors contributed to this lackluster performance?

The MSCI World Telecommunication Services Index [ND] returned a modest 1.22% during the past six months and actually showed a small negative return for the full year ended February 29, 2016. The sector’s somewhat lackluster performance during the six-month period reflected muted revenue growth in global telecommunications across most regions. Scant growth in the sector was partly attributable to slowing global economic growth. Additionally, continued high competitive intensity kept topline growth muted despite strong growth in data consumption by consumers.

How did the fund perform against this backdrop?

Despite the sector’s marginally positive return for the period, the fund gave up ground, producing a return of -3.08% for the six months ended February 29, 2016, and underperforming the sector benchmark. The fund’s underperformance was solely attributable to security selection, especially in the case of some large, lower-volatility benchmark holdings that we’d chosen not to hold or decided to underweight. We de-emphasized these names because they did not fit the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Global Telecommunications Fund	5

fund’s ongoing preference for telecommunication companies that our research identifies as having promising growth characteristics. During a period in which overall economic growth was stymied by fears of decelerating growth in China and weak commodity prices, many investors in the sector leaned toward larger companies that are perceived to carry less risk, including U.S. wireless giants such as Verizon and AT&T. Our decision to underweight these large constituents of the benchmark was a major factor contributing to our underperformance.

What do you see as the broad investment themes in the global telecommunications sector in the current economic environment?

The broad investment themes I’ve talked about in the past remain intact. In my view, businesses in the global telecommunications sector tend to be characterized by high fixed costs, low product differentiation, reduced switching costs for customers, and large barriers to exit. So defined, global telecoms tend to operate in an intensely competitive arena. Regulatory frameworks, industry construction, and prevailing macroeconomic influences also contribute to this competitive environment, and all of these influences play out variously in different markets around the world.

We continue to maintain our preference for companies with exposure to Europe, primarily because we believe the regulatory environment in Europe is improving and could help with the growth of telecommunication networks in the region. Indeed, this environment has already prompted a good deal of recent merger-and-acquisition activity in the region, and this presented the fund with what we consider solid investment opportunities. We continue to hold the view that the consolidation trend in Europe is likely to continue and will remain an important driver of stock prices among European telecoms.

Allocations are shown as a percentage of the fund’s net assets as of 2/29/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Telecommunications Fund

In the somewhat more mature U.S. telecom market, the competitive trends are a little different. Some of the smaller U.S. telecom companies are becoming increasingly aggressive and are succeeding in gaining market share by undercutting larger carriers on price. Until recently, lower-cost operators such as T-Mobile US and Sprint — which are numbers three and four, respectively, among U.S. providers of wireless voice, messaging, and data services — had been successful in nibbling away market share from Verizon and AT&T, the two largest players in the United States. Consequently, the share price of T-Mobile US, which the fund owns, showed healthy appreciation. During the past six months, however, as slowing global economic growth spooked investors into safer havens, the large incumbents in the U.S. telecom market benefited from that shift. That said, T-Mobile continues to execute very well, in our view, and is gaining market share while improving its profitability. As such, we believe the stock will reverse its underperformance versus larger peers over time, and the fund continues to hold an overweight position in the stock relative to the fund’s benchmark.

Another theme we are invested in revolves around Internet infrastructure, including such stocks as American Tower, a U.S. company that owns an international network of wireless and broadcast towers, and Cellnex Telecom, which is its counterpart in Europe. The fund also has profited from owning InterXion Holding, Europe’s leading provider of data center services, which is benefiting from growth in connectivity and cloud services. Cable television continues to be an area in

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Telecommunications Fund	7

which I’ve had strong conviction. The industry has recently been enjoying increased demand for its bundled packages of high-speed Internet, telephony, and traditional television services, although growth in this industry slowed somewhat during the past six months.

Which of the fund’s holdings were among the largest detractors from performance relative to the sector benchmark?

Three of the fund’s five biggest detractors were large telecom names in which the fund either had no position or was significantly underweight. In other words, we missed out on the relative strength these stable earners demonstrated during the period’s volatile investment environment. The fund’s single-largest detractor was Verizon Communications, the giant U.S. broadband, telecommunications, and wireless telephone company. Verizon is a major component of the MSCI World Telecommunication Services Index, composing around 17% of the sector benchmark. The stock performed reasonably well during the market’s recent volatility, as investors gravitated toward its relative safety. As the fund held no position in Verizon, we not only missed out on the stock’s stable performance, but were further penalized because of the stock’s very large position in the index. Similarly, the fund held an underweight position in AT&T, which is the other major U.S. telecom and composes nearly 20% of the index. Although BT Group, the large, multinational telecom that owns British Telecommunications, is a somewhat smaller index component, its absence from the portfolio had a comparable detracting effect.

French cable company Numericable-SFR, an out-of-benchmark stock that was the biggest contributor to the fund’s performance only six months ago, was the second-biggest detractor during the current period. Numericable had benefited from its acquisition of French telecom operator,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Telecommunications Fund

SFR, as investors recognized the enhanced potential for Numericable to deepen its penetration of the French market. However, Numericable, along with its parent Altice, had high financial leverage, and the past six months were not kind toward such companies, as the high-yield debt market suffered. We continue to like Numericable and are comfortable with its high leverage, as we expect that will come down quickly once merger synergies come through. Its debt is long-dated with very little near-term maturities.

Telecom Italia, one of the largest telecommunications services providers in Italy and also one of the fund’s significant contributors six months ago, was another major detractor during the most recent period. We had purchased a position in the company because we believed that its stock price represented an attractive value and could appreciate as the company undertook to strengthen its balance sheet and improve the quality of its infrastructure and product offering. Here again, the market’s increased aversion to highly indebted companies was a large factor in the stock’s underperformance.

Where did the fund find better results?

Although the fund underperformed its benchmark during the past six months, we were able to offset some of that underperformance by choosing not to hold a number of weak-performing index constituents. Among these weak performers was Telefonica, the Spanish telecom with a broad multinational footprint. Having no position in Telefonica, which has a substantial presence in Latin America, was by far the biggest contributor to relative performance, as the stock price suffered during the period on concerns about falling revenues in those emerging markets. The fund also held no stakes in Norwegian multinational telecom Telenor, Swedish telecom TeliaSonera, and Australian operator Telstra, and our avoidance of these weak performers helped a bit as well.

Among stocks that were held in the fund, an out-of-benchmark stake in InterXion Holding, the Dutch company that provides data center services throughout Europe, was a solid contributor to performance. As I mentioned earlier, I believe that businesses that position themselves to support the still-growing demand for Internet services stand a good chance of delivering solid returns for their shareholders. During the period, InterXion certainly delivered in that respect, as it was the second-biggest contributor to relative performance. Frontier Communications, a U.S. telecom that provides its services mainly to suburban and rural areas, was the fund’s third-largest contributor. The fund held an overweight in this stock, which we thought offered compelling value after a significant price decline in the first half of 2015.

What do you see ahead for the global telecom sector as we move deeper into 2016?

I continue to find more attractive investment opportunities in the developed rather than the emerging markets. I base this view on the ongoing demand for telecommunication services — irrespective of economic situations, particularly in Europe — that may be improving but still have a way to go. Industry consolidation in certain European markets is also helping, I think, as broader offerings and greater pricing power begin to generate more stable revenue streams.

In the United States, the wireless industry is becoming increasingly competitive. As I’ve mentioned, we prefer to own maverick low-cost challengers like T-Mobile US because they have tended to execute well and take market share from the larger, incumbent telecom operators. U.S. landline and cable companies face some uncertainties on the regulatory side, which may also make individual stock selection more

Global Telecommunications Fund	9

important. I believe the greater opportunities within the sector are with U.S. infrastructure companies that are building or strengthening the networks to accommodate the still-burgeoning demand for connectivity and data storage and transmission.

I am reasonably comfortable with Japan’s telecom market, which I consider to be well behaved in terms of its competitive intensity. The emerging markets remain mostly less interesting to us at this time. We will likely continue to take a selective approach in what we choose to own in those regions, considering potential opportunities on a stock-by-stock, country-by-country basis.

Thanks for your time and insights, Vivek.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Vivek Gandhi has an M.B.A. from Xavier Labour Relations Institute in Jamshedpur, India, and a B.Eng. from Regional Engineering College in Bhopal, India. He joined Putnam in 1999 and has been in the investment industry since 1994.

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10	Global Telecommunications Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	132.55%	119.17%	120.30%	120.30%	120.40%	120.40%	124.41%	116.55%	128.48%	136.88%
Annual average	12.44	11.52	11.60	11.60	11.61	11.61	11.89	11.33	12.17	12.73

5 years	54.56	45.67	48.86	46.87	48.89	48.89	50.82	45.54	52.70	56.63
Annual average	9.10	7.81	8.28	7.99	8.29	8.29	8.57	7.79	8.84	9.39

3 years	30.47	22.96	27.51	24.78	27.54	27.54	28.51	24.01	29.46	31.48
Annual average	9.27	7.13	8.44	7.66	8.45	8.45	8.72	7.44	8.99	9.55

1 year	–5.43	–10.87	–6.16	–10.66	–6.10	–7.00	–5.86	–9.16	–5.64	–5.19

6 months	–3.08	–8.65	–3.50	–8.13	–3.50	–4.42	–3.37	–6.75	–3.22	–2.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Telecommunications Fund	11

Comparative index returns For periods ended 2/29/16

MSCI World Telecommunication
Services Index (ND)

Life of fund	78.03%
Annual average	8.34

5 years	37.42
Annual average	6.56

3 years	30.64
Annual average	9.32

1 year	–1.69

6 months	1.22

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/29/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.178		$0.108	$0.110	$0.120		$0.182	$0.212

Capital gains

Long-term gains	0.461		0.461	0.461	0.461		0.461	0.461

Short-term gains	0.024		0.024	0.024	0.024		0.024	0.024

Total	$0.663		$0.593	$0.595	$0.605		$0.667	$0.697

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$14.89	$15.80	$14.49	$14.44	$14.72	$15.25	$14.77	$14.97

2/29/16	13.79	14.63	13.41	13.36	13.64	14.13	13.65	13.85

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Global Telecommunications Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	146.04%	131.89%	133.11%	133.11%	133.10%	133.10%	137.41%	129.10%	141.71%	150.73%
Annual average	13.15	12.24	12.32	12.32	12.32	12.32	12.60	12.05	12.88	13.45

5 years	61.62	52.33	55.79	53.79	55.73	55.73	57.69	52.17	59.66	63.75
Annual average	10.08	8.78	9.27	8.99	9.26	9.26	9.54	8.76	9.81	10.37

3 years	30.71	23.20	27.90	25.16	27.79	27.79	28.78	24.28	29.74	31.72
Annual average	9.34	7.20	8.55	7.77	8.52	8.52	8.80	7.51	9.07	9.62

1 year	4.43	–1.57	3.68	–1.29	3.64	2.65	3.92	0.29	4.15	4.73

6 months	8.13	1.92	7.76	2.76	7.81	6.81	7.87	4.10	8.02	8.34

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/15*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Total annual operating expenses
for the fiscal year ended 8/31/15	1.79%	2.54%	2.54%	2.29%	2.04%	1.54%

Annualized expense ratio for the
six-month period ended 2/29/16	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/16.

Global Telecommunications Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.22	$9.87	$9.87	$8.65	$7.44	$5.00

Ending value (after expenses)	$969.20	$965.00	$965.00	$966.30	$967.80	$970.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.37	$10.12	$10.12	$8.87	$7.62	$5.12

Ending value (after expenses)	$1,018.55	$1,014.82	$1,014.82	$1,016.06	$1,017.30	$1,019.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Global Telecommunications Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Telecommunication Services Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Telecommunications Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Telecommunications Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Telecommunications Fund	17

The fund’s portfolio 2/29/16 (Unaudited)

COMMON STOCKS (95.3%)*	Shares	Value

Diversified telecommunication services (47.6%)
AT&T, Inc.	117,616	$4,345,911

Cellnex Telecom SAU 144A (Spain)	63,537	1,018,059

Com Hem Holding AB (Sweden)	169,415	1,476,072

Deutsche Telekom AG (Germany)	46,869	785,942

Frontier Communications Corp.	311,950	1,687,650

Iliad SA (France)	4,113	1,005,503

Inmarsat PLC (United Kingdom)	31,612	427,560

Koninklijke KPN NV (Netherlands)	310,488	1,142,695

Level 3 Communications, Inc. †	28,300	1,373,965

Nippon Telegraph & Telephone Corp. (Japan)	33,200	1,420,804

Telecom Italia SpA RSP (Italy)	1,591,003	1,215,984

		15,900,145
IT Services (4.5%)
InterXion Holding NV (Netherlands) †	48,200	1,504,804

		1,504,804
Media (14.9%)
Charter Communications, Inc. Class A †	3,800	682,328

DISH Network Corp. Class A †	10,445	492,273

Liberty Global PLC Ser. C (United Kingdom) †	31,300	1,125,548

Live Nation Entertainment, Inc. †	30,800	677,292

Numericable-Sfr SA (France)	36,019	1,304,668

Time Warner Cable, Inc.	3,700	706,182

		4,988,291
Real estate investment trusts (REITs) (4.2%)
American Tower Corp.	15,300	1,410,660

		1,410,660
Wireless telecommunication services (24.1%)
KDDI Corp. (Japan)	87,400	2,222,040

NTT DoCoMo, Inc. (Japan)	19,000	441,663

SoftBank Corp. (Japan)	18,400	902,852

T-Mobile US, Inc. †	37,500	1,391,250

Vodafone Group PLC (United Kingdom)	1,016,090	3,089,433

		8,047,238

Total common stocks (cost $31,680,474)		$31,851,138

SHORT-TERM INVESTMENTS (2.4%)*	Shares	Value

Putnam Short Term Investment Fund 0.41% L	804,258	$804,258

Total short-term investments (cost $804,258)		$804,258

TOTAL INVESTMENTS

Total investments (cost $32,484,732)		$32,655,396

18	Global Telecommunications Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $33,410,250.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $107,325 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	41.6%	Sweden	4.5%

Japan	15.3	Italy	3.7

United Kingdom	14.2	Spain	3.1

Netherlands	8.1	Germany	2.4

France	7.1	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $11,669,015) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/20/16	$59,750	$59,977	$(227)

	Euro	Sell	3/16/16	680,825	666,458	(14,367)

	Swedish Krona	Sell	3/16/16	120,082	118,494	(1,588)

Barclays Bank PLC
	Australian Dollar	Buy	4/20/16	31,834	31,964	(130)

	Canadian Dollar	Buy	4/20/16	53,144	51,718	1,426

	Hong Kong Dollar	Buy	5/18/16	144,424	144,400	24

	Japanese Yen	Sell	5/18/16	593,304	580,036	(13,268)

	Singapore Dollar	Buy	5/18/16	293,861	290,129	3,732

	Swiss Franc	Buy	3/16/16	35,777	34,875	902

Citibank, N.A.
	Australian Dollar	Buy	4/20/16	41,305	41,456	(151)

	Canadian Dollar	Buy	4/20/16	25,500	24,819	681

	Danish Krone	Buy	3/16/16	135,546	132,783	2,763

	Japanese Yen	Buy	5/18/16	320,437	298,616	21,821

Global Telecommunications Fund	19

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $11,669,015) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Credit Suisse International
	Australian Dollar	Buy	4/20/16	$34,397	$34,516	$(119)

	Canadian Dollar	Buy	4/20/16	87,957	85,644	2,313

	Japanese Yen	Buy	5/18/16	488,952	455,591	33,361

	New Zealand Dollar	Buy	4/20/16	76,542	78,001	(1,459)

	Norwegian Krone	Buy	3/16/16	179,355	180,335	(980)

	Swedish Krona	Sell	3/16/16	80,386	79,364	(1,022)

	Swiss Franc	Buy	3/16/16	178,181	173,797	4,384

	Deutsche Bank AG
	Australian Dollar	Buy	4/20/16	168,995	169,632	(637)

	British Pound	Buy	3/16/16	190,552	189,798	754

	British Pound	Sell	3/16/16	190,552	206,432	15,880

	Canadian Dollar	Buy	4/20/16	65,044	63,309	1,735

	Euro	Sell	3/16/16	1,675,290	1,642,252	(33,038)

	Goldman Sachs International
	Euro	Buy	3/16/16	108,936	110,458	(1,522)

HSBC Bank USA, National Association
	Canadian Dollar	Buy	4/20/16	87,292	84,959	2,333

	Euro	Sell	3/16/16	977,706	974,561	(3,145)

	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/20/16	34,967	35,107	(140)

	British Pound	Sell	3/16/16	577,641	595,132	17,491

	Canadian Dollar	Buy	4/20/16	138,218	134,558	3,660

	Japanese Yen	Sell	5/18/16	308,279	307,036	(1,243)

	Norwegian Krone	Buy	3/16/16	85,070	84,277	793

	Singapore Dollar	Buy	5/18/16	362,357	357,543	4,814

	Swedish Krona	Sell	3/16/16	250,879	247,661	(3,218)

	Swiss Franc	Buy	3/16/16	45,998	44,875	1,123

	State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/16	165,648	166,228	(580)

	British Pound	Buy	3/16/16	162,853	196,856	(34,003)

	Canadian Dollar	Buy	4/20/16	94,905	92,353	2,552

	Canadian Dollar	Sell	4/20/16	94,166	89,582	(4,584)

	Euro	Buy	3/16/16	634,899	645,557	(10,658)

	Israeli Shekel	Buy	4/20/16	114,263	113,714	549

	Japanese Yen	Buy	5/18/16	67,577	66,367	1,210

	Norwegian Krone	Buy	3/16/16	39,352	39,561	(209)

	Swedish Krona	Sell	3/16/16	439,264	433,605	(5,659)

	Swiss Franc	Buy	3/16/16	40,386	39,399	987

	UBS AG
	British Pound	Buy	3/16/16	72,936	79,036	(6,100)

	British Pound	Sell	3/16/16	72,936	72,648	(288)

	Canadian Dollar	Buy	4/20/16	198,753	193,431	5,322

	Swiss Franc	Buy	3/16/16	105,927	103,338	2,589

20	Global Telecommunications Fund

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $11,669,015) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.
	Australian Dollar	Buy	4/20/16	$46,077	$46,250	$(173)

	Canadian Dollar	Buy	4/20/16	75,244	73,226	2,018

	Euro	Sell	3/16/16	123,519	120,882	(2,637)

	Japanese Yen	Sell	5/18/16	307,342	286,419	(20,923)

Total						$(26,851)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$3,683,623	$1,304,668	$—

Financials	1,410,660	—	—

Information technology	1,504,804	—	—

Telecommunication services	8,798,776	15,148,607	—

Total common stocks	15,397,863	16,453,275	—

Short-term investments	804,258	—	—

Totals by level	$16,202,121	$16,453,275	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(26,851)	$—

Totals by level	$—	$(26,851)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Telecommunications Fund	21

Statement of assets and liabilities 2/29/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $31,680,474)	$31,851,138
Affiliated issuers (identified cost $804,258) (Notes 1 and 5)	804,258

Interest and other receivables	1,569

Receivable for shares of the fund sold	892,020

Receivable from Manager (Note 2)	11,406

Unrealized appreciation on forward currency contracts (Note 1)	135,217

Prepaid assets	45,629

Total assets	33,741,237

LIABILITIES

Payable for shares of the fund repurchased	91,216

Payable for custodian fees (Note 2)	5,182

Payable for investor servicing fees (Note 2)	11,641

Payable for Trustee compensation and expenses (Note 2)	2,891

Payable for administrative services (Note 2)	112

Payable for distribution fees (Note 2)	14,295

Payable for auditing and tax fees	32,395

Unrealized depreciation on forward currency contracts (Note 1)	162,068

Other accrued expenses	11,187

Total liabilities	330,987

Net assets	$33,410,250

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$33,828,915

Undistributed net investment income (Note 1)	51,580

Distributions in excess of gains on investments and foreign currency transactions (Note 1)	(614,058)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	143,813

Total — Representing net assets applicable to capital shares outstanding	$33,410,250

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($16,932,031 divided by 1,228,078 shares)	$13.79

Offering price per class A share (100/94.25 of $13.79)*	$14.63

Net asset value and offering price per class B share ($2,015,868 divided by 150,302 shares)**	$13.41

Net asset value and offering price per class C share ($4,986,836 divided by 373,332 shares)**	$13.36

Net asset value and redemption price per class M share ($71,280 divided by 5,226 shares)	$13.64

Offering price per class M share (100/96.50 of $13.64)*	$14.13

Net asset value, offering price and redemption price per class R share
($2,917,960 divided by 213,805 shares)	$13.65

Net asset value, offering price and redemption price per class Y share
($6,486,275 divided by 468,449 shares)	$13.85

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22	Global Telecommunications Fund

Statement of operations Six months ended 2/29/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,828)	$479,850

Interest (including interest income of $1,670 from investments in affiliated issuers) (Note 5)	1,670

Securities lending (Note 1)	4,114

Total investment income	485,634

EXPENSES

Compensation of Manager (Note 2)	100,819

Investor servicing fees (Note 2)	33,196

Custodian fees (Note 2)	7,845

Trustee compensation and expenses (Note 2)	1,103

Distribution fees (Note 2)	58,576

Administrative services (Note 2)	554

Auditing and tax fees	23,349

Blue sky expense	38,221

Other	13,278

Fees waived and reimbursed by Manager (Note 2)	(51,735)

Total expenses	225,206

Expense reduction (Note 2)	(78)

Net expenses	225,128

Net investment income	260,506

Net realized loss on investments (Notes 1 and 3)	(364,535)

Net realized loss on foreign currency transactions (Note 1)	(83,626)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	126,082

Net unrealized depreciation of investments during the period	(923,934)

Net loss on investments	(1,246,013)

Net decrease in net assets resulting from operations	$(985,507)

The accompanying notes are an integral part of these financial statements.

Global Telecommunications Fund	23

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/29/16*	Year ended 8/31/15

Operations:
Net investment income	$260,506	$190,386

Net realized gain (loss) on investments
and foreign currency transactions	(448,161)	1,167,318

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(797,852)	(585,233)

Net increase (decrease) in net assets resulting
from operations	(985,507)	772,471

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(201,449)	(1,517,671)

Class B	(9,623)	(71,668)

Class C	(37,491)	(205,740)

Class M	(1,157)	(6,646)

Class R	(38,939)	(42,413)

Class Y	(102,465)	(378,902)

Net realized short-term gain on investments

Class A	(27,162)	(338,282)

Class B	(2,138)	(17,356)

Class C	(8,180)	(48,186)

Class M	(231)	(1,550)

Class R	(5,135)	(9,768)

Class Y	(11,600)	(82,237)

From net realized long-term gain on investments
Class A	(521,733)	(1,010,393)

Class B	(41,075)	(51,838)

Class C	(157,119)	(143,923)

Class M	(4,443)	(4,630)

Class R	(98,632)	(29,175)

Class Y	(222,812)	(245,628)

Increase from capital share transactions (Note 4)	7,525,130	9,297,087

Total increase in net assets	5,048,239	5,863,552

NET ASSETS

Beginning of period	28,362,011	22,498,459

End of period (including undistributed net investment
income of $51,580 and $182,198, respectively)	$33,410,250	$28,362,011

* Unaudited.

The accompanying notes are an integral part of these financial statements.

24	Global Telecommunications Fund

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Global Telecommunications Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	(%)

Class A
February 29, 2016**	$14.89	.12e	(.55)	(.43)	(.18)	(.49)	(.67)	—	$13.79	(3.08)*	$16,932	.64*	.85*[e]	12*
August 31, 2015	17.87	.15	.74	.89	(2.05)	(1.82)	(3.87)	—	14.89	5.79	16,941	1.26	.93	64
August 31, 2014	16.68	1.90[f]	.52	2.42	(.11)	(1.12)	(1.23)	—	17.87	14.43	15,365	1.29	10.46[f]	75
August 31, 2013	14.46	.32	2.26	2.58	(.26)	(.10)	(.36)	—[g]	16.68	18.21	14,179	1.36	2.03	63
August 31, 2012	13.13	.35	1.59	1.94	(.45)	(.16)	(.61)	—[g]	14.46	15.60	9,831	1.41	2.61	38
August 31, 2011	11.67	.46	1.84	2.30	(.33)	(.51)	(.84)	—[g]	13.13	20.01	7,395	1.40	3.42	43

Class B
February 29, 2016**	$14.49	.05[e]	(.53)	(.48)	(.11)	(.49)	(.60)	—	$13.41	(3.50)*	$2,016	1.01*	.36*[e]	12*
August 31, 2015	17.44	.04	.71	.75	(1.88)	(1.82)	(3.70)	—	14.49	5.03	1,017	2.01	.29	64
August 31, 2014	16.34	1.58[f]	.65	2.23	(.01)	(1.12)	(1.13)	—	17.44	13.56	796	2.04	8.84[f]	75
August 31, 2013	14.22	.20	2.22	2.42	(.20)	(.10)	(.30)	—[g]	16.34	17.29	637	2.11	1.32	63
August 31, 2012	12.94	.23	1.59	1.82	(.38)	(.16)	(.54)	—[g]	14.22	14.79	377	2.16	1.79	38
August 31, 2011	11.56	.41	1.77	2.18	(.29)	(.51)	(.80)	—[g]	12.94	19.14	201	2.15	3.08	43

Class C
February 29, 2016**	$14.44	.06[e]	(.54)	(.48)	(.11)	(.49)	(.60)	—	$13.36	(3.50)*	$4,987	1.01*	.47*[e]	12*
August 31, 2015	17.46	.04	.71	.75	(1.95)	(1.82)	(3.77)	—	14.44	5.01	4,338	2.01	.23	64
August 31, 2014	16.34	1.47[f]	.77	2.24	—	(1.12)	(1.12)	—	17.46	13.61	1,754	2.04	8.24[f]	75
August 31, 2013	14.18	.21	2.21	2.42	(.16)	(.10)	(.26)	—[g]	16.34	17.34	1,005	2.11	1.37	63
August 31, 2012	12.94	.24	1.57	1.81	(.41)	(.16)	(.57)	—[g]	14.18	14.72	1,049	2.16	1.81	38
August 31, 2011	11.54	.40	1.78	2.18	(.27)	(.51)	(.78)	—[g]	12.94	19.17	345	2.15	3.01	43

Class M
February 29, 2016**	$14.72	.11[e]	(.58)	(.47)	(.12)	(.49)	(.61)	—	$13.64	(3.37)*	$71	.88*	.77*[e]	12*
August 31, 2015	17.69	.10	.71	.81	(1.96)	(1.82)	(3.78)	—	14.72	5.30	143	1.76	.61	64
August 31, 2014	16.53	1.73[f]	.58	2.31	(.03)	(1.12)	(1.15)	—	17.69	13.91	65	1.79	9.56[f]	75
August 31, 2013	14.35	.23	2.25	2.48	(.20)	(.10)	(.30)	—[g]	16.53	17.58	45	1.86	1.50	63
August 31, 2012	13.05	.28	1.58	1.86	(.40)	(.16)	(.56)	—[g]	14.35	14.98	40	1.91	2.10	38
August 31, 2011	11.60	.50	1.72	2.22	(.26)	(.51)	(.77)	—[g]	13.05	19.45	39	1.90	3.71	43

Class R
February 29, 2016**	$14.77	.11[e]	(.56)	(.45)	(.18)	(.49)	(.67)	—	$13.65	(3.22)*	$2,918	.76*	.80*[e]	12*
August 31, 2015	17.73	.12	.72	.84	(1.98)	(1.82)	(3.80)	—	14.77	5.52	584	1.51	.74	64
August 31, 2014	16.57	1.76[f]	.61	2.37	(.09)	(1.12)	(1.21)	—	17.73	14.21	536	1.54	9.75[f]	75
August 31, 2013	14.39	.28	2.24	2.52	(.24)	(.10)	(.34)	—[g]	16.57	17.87	308	1.61	1.76	63
August 31, 2012	13.11	.32	1.58	1.90	(.46)	(.16)	(.62)	—[g]	14.39	15.30	117	1.66	2.39	38
August 31, 2011	11.65	.41	1.85	2.26	(.29)	(.51)	(.80)	—[g]	13.11	19.73	17	1.65	3.04	43

Class Y
February 29, 2016**	$14.97	.14[e]	(.56)	(.42)	(.21)	(.49)	(.70)	—	$13.85	(2.98)*	$6,486	.51*	1.00*[e]	12*
August 31, 2015	17.96	.19	.74	.93	(2.10)	(1.82)	(3.92)	—	14.97	6.07	5,338	1.01	1.23	64
August 31, 2014	16.74	1.94[f]	.54	2.48	(.14)	(1.12)	(1.26)	—	17.96	14.78	3,983	1.04	10.58[f]	75
August 31, 2013	14.52	.38	2.23	2.61	(.29)	(.10)	(.39)	—[g]	16.74	18.40	3,739	1.11	2.44	63
August 31, 2012	13.17	.31	1.68	1.99	(.48)	(.16)	(.64)	—[g]	14.52	15.99	2,198	1.16	2.30	38
August 31, 2011	11.70	.50	1.83	2.33	(.35)	(.51)	(.86)	—[g]	13.17	20.27	729	1.15	3.75	43

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Global Telecommunications Fund	Global Telecommunications Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2 ):

Percentage of
average net assets

February 29, 2016	0.16%

August 31, 2015	0.53

August 31, 2014	0.39

August 31, 2013	0.31

August 31, 2012	0.67

August 31, 2011	0.95

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.08	0.59%

Class B	0.08	0.58

Class C	0.08	0.61

Class M	0.10	0.68

Class R	0.09	0.64

Class Y	0.09	0.64

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$1.77	9.73%

Class B	1.56	8.74

Class C	1.45	8.12

Class M	1.67	9.23

Class R	1.66	9.17

Class Y	1.75	9.54

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	Global Telecommunications Fund

Notes to financial statements 2/29/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through February 29, 2016.

Putnam Global Telecommunications Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the telecommunications industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the telecommunication industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that develop, manufacture or sell communications services or communications equipment, and companies that bundle video with communications services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

Global Telecommunications Fund	29

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosure s (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on

30	Global Telecommunications Fund

investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $113,246 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

Global Telecommunications Fund	31

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $32,624,778, resulting in gross unrealized appreciation and depreciation of $2,554,657 and $2,524,039, respectively, or net unrealized appreciation of $30,618.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

32	Global Telecommunications Fund

Putnam Management has contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $51,735 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$17,099	Class R	3,028

Class B	1,336	Class Y	6,817

Class C	4,794	Total	$33,196

Class M	122

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $78 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $23, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Global Telecommunications Fund	33

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$20,956	Class M	455

Class B	6,413	Class R	7,392

Class C	23,360	Total	$58,576

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,518 and $120 from the sale of class A and class M shares, respectively, and received $263 and $452 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$9,752,982	$3,842,499

U.S. government securities (Long-term)	—	—

Total	$9,752,982	$3,842,499

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	348,106	$4,972,652	649,337	$9,994,022

Shares issued in connection with
reinvestment of distributions	51,157	729,493	194,215	2,783,105

	399,263	5,702,145	843,552	12,777,127

Shares repurchased	(308,587)	(4,459,955)	(565,733)	(8,966,962)

Net increase	90,676	$1,242,190	277,819	$3,810,165

34	Global Telecommunications Fund

	Six months ended 2/29/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	81,821	$1,110,735	34,126	$513,803

Shares issued in connection with
reinvestment of distributions	3,770	52,372	10,054	140,862

	85,591	1,163,107	44,180	654,665

Shares repurchased	(5,500)	(76,876)	(19,610)	(313,583)

Net increase	80,091	$1,086,231	24,570	$341,082

	Six months ended 2/29/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	88,097	$1,223,105	205,477	$3,065,368

Shares issued in connection with
reinvestment of distributions	14,264	197,273	27,825	388,442

	102,361	1,420,378	233,302	3,453,810

Shares repurchased	(29,573)	(405,683)	(33,216)	(505,619)

Net increase	72,788	$1,014,695	200,086	$2,948,191

	Six months ended 2/29/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	3,157	$44,344	6,305	$94,508

Shares issued in connection with
reinvestment of distributions	413	5,831	903	12,826

	3,570	50,175	7,208	107,334

Shares repurchased	(8,030)	(111,803)	(1,205)	(18,721)

Net increase (decrease)	(4,460)	$(61,628)	6,003	$88,613

	Six months ended 2/29/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	194,884	$2,884,591	27,494	$418,718

Shares issued in connection with
reinvestment of distributions	959	13,540	4,457	63,462

	195,843	2,898,131	31,951	482,180

Shares repurchased	(21,605)	(311,388)	(22,619)	(373,801)

Net increase	174,238	$2,586,743	9,332	$108,379

	Six months ended 2/29/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	254,176	$3,657,096	208,614	$3,237,573

Shares issued in connection with
reinvestment of distributions	23,497	336,245	48,896	703,121

	277,673	3,993,341	257,510	3,940,694

Shares repurchased	(165,846)	(2,336,442)	(122,620)	(1,940,037)

Net increase	111,827	$1,656,899	134,890	$2,000,657

Global Telecommunications Fund	35

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$1,197,949	$10,250,140	$10,643,831	$1,670	$804,258

Totals	$1,197,949	$10,250,140	$10,643,831	$1,670	$804,258

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the telecommunications sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$17,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$135,217	Payables	$162,068

Total		$135,217		$162,068

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(80,667)	$(80,667)

Total	$(80,667)	$(80,667)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$125,797	$125,797

Total	$125,797	$125,797

36	Global Telecommunications Fund

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Global Telecommunications Fund	37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$6,084	$25,265	$40,058	$18,369	$—	$2,333	$27,881	$5,298	$7,911	$2,018	$135,217

Total Assets	$—	$6,084	$25,265	$40,058	$18,369	$—	$2,333	$27,881	$5,298	$7,911	$2,018	$135,217

Liabilities:

Forward currency contracts#	16,182	13,398	151	3,580	33,675	1,522	3,145	4,601	55,693	6,388	23,733	162,068

Total Liabilities	$16,182	$13,398	$151	$3,580	$33,675	$1,522	$3,145	$4,601	$55,693	$6,388	$23,733	$162,068

Total Financial and Derivative Net Assets	$(16,182)	$(7,314)	$25,114	$36,478	$(15,306)	$(1,522)	$(812)	$23,280	$(50,395)	$1,523	$(21,715)	$(26,851)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(16,182)	$(7,314)	$25,114	$36,478	$(15,306)	$(1,522)	$(812)	$23,280	$(50,395)	$1,523	$(21,715)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38	Global Telecommunications Fund	Global Telecommunications Fund	39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

40	Global Telecommunications Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Telecommunications Fund	41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42	Global Telecommunications Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Global Telecommunications Fund	43

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44	Global Telecommunications Fund

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA723
299629 4/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016